Special Cautionary Notice Regarding Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Mid Penn Bancorp, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Mid Penn Bancorp, Inc.'s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Such factors include the possibility that anticipated cost savings may not be realized, estimated synergies may not occur, increased demand or prices for Mid Penn Bancorp, Inc.'s financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of Mid Penn Bancorp, Inc.'s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inability to achieve merger-related synergies; interest rate movements; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. When we use words such as "believes", expects", "anticipates", or similar expressions, we are making forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are also advised to review the risk factors that may affect operating results in documents filed by Mid Penn Bancorp, Inc. with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q, the Annual Report on Form 10-K, and other required filings. Mid Penn Bancorp, Inc. assumes no duty to update the forward-looking statements made in this presentation.

Mid Penn Bancorp Operating Performance 2011 vs. 2010

(In 000's)

	2011	2010	$ Difference	%
Net Income (Loss)	$ 4,029	$ 2,234	$ 1,795	80%
INCOME SOURCES				
Net Interest Income	$ 22,023	$ 19,506	$ 2,517	13%
Noninterest Income	$ 2,996	$ 3,414	$ (418)	(12%)
TOTAL INCOME SOURCES	$ 25,019	$ 22,920	$2,099	9%

Mid Penn Bancorp Operating Performance 2011 vs. 2010

(In 000's)

	2011	2010	$ Difference	%
EXPENSE ITEMS				
Provision for Loan Loss	$ 1,205	$ 2,635	$ (1,430)	(54%)
FDIC Premium	$ 1,057	$ 897	$ 160	18%
Noninterest Expenses (Net of FDIC Premium)	$ 16,991	$ 16,224	$ 767	5%
TOTAL EXPENSE ITEMS	$ 19,253	$ 19,756	$(503)	(3%)

Mid Penn Bancorp Operating Performance First Quarter 2012

(In 000's)

	3/31/12	3/31/11	$ Difference	%
Net Income	$ 1,005	$ 872	$ 133	15%
INCOME SOURCES				
Net Interest Income	$ 5,677	$ 4,983	$ 694	14%
Noninterest Income	$ 738	$ 758	$ (20)	(3%)
TOTAL INCOME SOURCES	$ 6,415	$ 5,741	$ 674	12%

Mid Penn Bancorp Operating Performance First Quarter 2012

(In 000's)

	3/31/12	3/31/11	$ Difference	%
EXPENSE ITEMS				
Provision for Losses	$ 300	$ 200	$ 100	50%
FDIC Premium	$ 301	$ 314	$ (13)	(4%)
Noninterest Expenses (Net of FDIC Premium)	$ 4,437	$ 3,986	$ 451	11%
TOTAL EXPENSE ITEMS	$ 5,038	$ 4,500	$ 538	12%

DISCUSSION OF CAPITAL

	Regulatory Limits "Well Capitalized"	MPB 12/31/08	MPB 12/31/09	MPB 12/31/10	MPB 12/31/11	MPB 3/31/12
TRBC	10.0%	10.5%	10.4%	11.5%	11.6%	11.7%
Tier 1	6.0%	9.3%	9.2%	10.2%	10.4%	10.4%
Leverage	5.0%	7.2%	7.4%	7.4%	7.1%	7.2%

	Regulatory Limits "Well Capitalized"	If No CPP 12/31/08	If No CPP 12/31/09	If No CPP 12/31/10	If No CPP 12/31/11	If No CPP 3/31/12
TRBC	10.0%	10.3%	8.4%	9.3%	9.6%	9.6%
Tier 1	6.0%	9.0%	7.1%	8.0%	8.3%	8.4%
Leverage	5.0%	7.0%	5.8%	5.8%	5.7%	5.8%